February 28, 1997
Report to Shareholders:

     Nineteen hundred ninety-six, what a year for stocks. Let's make that the last two years, or for that matter, the last six years! For six straight years Standard & Poor's 500 Index has advanced without a 10% correction. In fact, 1995 and 1996 have been the best consecutive years total return (up over 61.3%) since 1975 and 1976 (up 69.8%). This raging bull market has been driven by an environment of low inflation, declining interest rates, strong corporate earnings and a high degree of liquidity originating from baby boomers desire for retirement savings. Nicholas Limited Edition (the "Fund") performed well in 1996 returning 21.81%, as compared to its benchmark, the Russell 2000 small company index, of 16.49%. Performance figures are shown below for Nicholas Limited Edition and various indexes for the time periods ended December 31, 1996:

                                        Average Annual Total Return*
                                        ------------------------------
                                        1 Year     3 Years     5 Years
                                        ------     -------     -------
Nicholas Limited Edition, Inc.
  (Distributions Reinvested)            +21.81%     +15.41%     +14.38%
Standard & Poor's 500
  (Income Reinvested)                   +22.96%     +19.68%     +15.22%
NASDAQ Composite (Excludes Income)      +22.71%     +18.45%     +17.10%
Russell 2000 (Income Reinvested)        +16.49%     +13.68%     +15.64%
Ending value of $10,000 invested in
  Nicholas Limited Edition
  (Distributions Reivested)             $12,181     $15,374     $19,575


     *Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost. Since inception on May 18, 1987, the average annual total return of the Fund is 14.89%.


     Strong performance of our holdings in the business/computer service sector drove much of the years results. The desire to improve corporate productivity has and will continue to spur this trend. Other performance drivers included selected health care stocks, financials and retailers. The Fund's out-performance of its benchmark was due more to individual stock selection rather than any industry or investment style selection.

     As previously mentioned,  we have  experienced a strong year
in 1996, however, it  has  been  extremely narrow in focus.   The
focus has  been mainly on larger companies and technology issues.
One  study  I  recently  saw suggested that four stocks   (Intel,
Microsoft, Cisco Systems, and Oracle) contributed more than 40% of the NASDAQ Composite index increase. These four stocks had an average price appreciation of 84% and have an average market capitalization of approximately $69 billion. Without these stocks
the NASDAQ index would have been up  approximately   13.2%.  This
large company out-performance can also be seen by the S&P 500's total return of 22.95% versus the Russell 2000's 1996 total return of 16.49%.

     Though we always like to beat the S&P 500, we feel good about the Fund's performance in 1996 and the long-term when compared to the smaller company indexes. Also, the Fund's risk profile is such that performance in speculative bull markets will remain modest compared to others who take bigger risks. The trade-off hopefully will mean lower volatility for shareholders along with more consistent returns over a full market cycle.

     As I write this letter, the markets are reaching all-time highs almost daily. Stock market valuations are high by historical standards so we remain cautious short-term. Long-term, we are confident and excited about our portfolio companies'ability to grow profitably and generate cash. Finally, small companies have underperformed large companies for about a decade. Therefore, we remain long-term bullish on the outlook for Nicholas Limited Edition.

                                 Sincerely,


                                 /s/ David O. Nicholas
                                 -----------------------
                                     David O. Nicholas
                                     Portfolio Manager
Schedule of Investments
December 31, 1996
-------------------------------------------------------------------------

 Shares or                                                   Quoted
 Principal                                                   Market
  Amount                                                      Value
-----------                                               -------------
                                                           (Note 1(a))
COMMON STOCKS - 92.6%
         BANKS AND FINANCE 7.6%
 18,125  DBT Online, Inc.*.............................   $    539,219
220,000  First Merchants Acceptance Corporation *......      4,207,500
174,901  Litchfield Financial Corporation..............      2,579,790
 97,500  Marshall & Ilsley Corporation.................      3,375,937
 70,265  Mercury Finance Company.......................        860,746
 40,000  Security Capital Corporation..................      2,950,000
 71,040  State Financial Services Corporation-Class A..      1,420,800
432,800  Surety Capital Corporation * +................      1,758,467
                                                      -----------------
                                                            17,692,459
                                                      -----------------

         BUSINESS SERVICES - 17.8%
158,000  Alternative Resources Corporation.*...........      2,745,250
152,825  American List Corporation.....................      4,642,059
162,500  Analysts International Corporation............      4,590,625
150,000  Checkfree Corporation *.......................      2,568,750
 62,000  Danka Business Systems PLC....................      2,193,250
 65,000  Envoy Corporation *...........................      2,437,500
121,111  Interim Services, Inc. *......................      4,299,440
480,250  Keane, Inc. *.................................     15,247,938
100,000  Viking Office Products, Inc. *................      2,668,800
                                                      -----------------
                                                            41,393,612
                                                      -----------------

         CONSUMER PRODUCTS AND SERVICES - 2.0%
 39,250  Central Parking Corporation...................      1,314,875
 40,000  Extended Stay America, Inc. *.................        805,000
 25,000  MoneyGram Payment Systems, Inc.*..............        331,250
177,600  ThermoQuest Corporation *.....................      2,286,600
                                                      -----------------
                                                             4,737,725
                                                      -----------------

         HEALTH CARE PRODUCTS - 12.3%
203,400  Ballard Medical Products......................      3,788,325
 60,000  DENTSPLY International Inc....................      2,850,000
 96,000  Elan Corporation, plc.*.......................      3,192,000
 85,000  Forest Laboratories, Inc. *...................      2,783,750
155,000  Haemonetics Corporation *.....................      2,925,625
258,500  Respironics, Inc. *...........................      4,491,438
115,000  Sofamor/Danek Group, Inc. *...................      3,507,500
192,500  Tecnol Medical Products, Inc. *...............      2,911,562
 70,650  Thermo Cardiosystems Inc. *...................      2,119,500
                                                      -----------------
                                                            28,569,700
                                                      -----------------

         HEALTH CARE SERVICES - 20.3%
 37,500  American HomePatient, Inc. *..................      1,021,875
275,000  American Oncology Resources, Inc. *...........      2,818,750
227,000  Assisted Living Concepts Inc.*................      3,461,750
 43,500  Cardinal Health, Inc..........................      2,533,875
 75,000  CompDent Corporation *........................      2,643,750
236,000  Emeritus Corporation *........................      3,186,000
102,000  First Commonwealth, Inc. *....................      2,014,500
391,100  Harborside Healthcare Corporation *...........      4,644,312
188,600  Healthsource, Inc. *..........................      2,475,375
155,000  MedPartners, Inc. *...........................      3,255,000
129,000  National Surgery Centers, Inc. *..............      4,902,000
 45,000  OccuSystems, Inc. *...........................      1,215,000
 85,000  Renal Care Group, Inc.*.......................      2,688,125
 69,800  United Dental Care, Inc. *....................      2,120,175
 68,850  United Healthcare Corporation.................      3,098,250
182,550  VIVRA Incorporated *..........................      5,042,944
                                                      -----------------
                                                            47,121,681
                                                      -----------------

         INDUSTRIAL PRODUCTS AND SERVICES - 4.2%
307,692  Anicom, Inc.*.................................      2,846,151
 50,000  Republic Industries, Inc. *...................      1,559,400
255,000  Thermo Optek Corporation *....................      2,900,625
192,200  ThermoSpectra Corporation *...................      2,354,450
                                                      -----------------
                                                             9,660,626
                                                      -----------------

         INSURANCE - 5.9%
122,430  Capitol Transamerica Corporation..............      3,764,723
 60,000  PMI Group, Inc. (The).........................      3,322,500
148,200  Poe & Brown, Inc..............................      3,927,300
 70,000  Protective Life Corporation...................      2,791,250
                                                      -----------------
                                                            13,805,773
                                                      -----------------

         MEDIA, COMMUNICATIONS AND ENTERTAINMENT - 9.1%
140,000  Asia Satellite Telecommunications
                Holdings, Limited.*....................      3,272,500
246,000  Grand Prix Association of Long Beach Inc. * +.      2,460,000
539,310  International Speedway Corporation............     10,921,028
 95,000  Penske Motorsports, Inc. *....................      2,398,750
221,000  United States Satellite Broadcasting
                Company, Inc.*.........................      2,210,000
                                                      -----------------
                                                            21,262,278
                                                      -----------------

         REAL ESTATE - 1.9%
119,000  National Health Investors, Inc................      4,507,125
                                                      -----------------

         RETAIL TRADE - 3.3%
103,000  Kohl's Corporation *..........................      4,042,750
110,000  O'Reilly Automotive, Inc. *...................      3,520,000
                                                      -----------------
                                                             7,562,750
                                                      -----------------

         TRANSPORTATION - 8.2%
520,188  Heartland Express, Inc. *.....................     12,679,582
150,000  Knight Transportation, Inc. *.................      2,850,000
205,000  Landair Services, Inc. *......................      2,050,000
 42,000  Midwest Express Holdings, Inc. *..............      1,512,000
                                                      -----------------
                                                            19,091,582
                                                      -----------------

                TOTAL COMMON STOCKS
                 (cost $142,527,784)                       215,405,311
                                                      ----------------


CONVERTIBLE BONDS - 4.5%
$2,500,000 Baby Superstore, Inc.,
            4.875%,due 10/1/00.........................      2,465,625
 1,560,000 National Healthcare, L.P.,
            6.00%, due 7/1/00..........................      4,461,600
 3,550,000 Richey Electronics, Inc.,
            7.00%, due 3/1/06..........................      3,536,688
                                                         ------------
                 TOTAL CONVERTIBLE BONDS
                 (cost $8,841,075).....................     10,463,913
                                                          ------------

SHORT-TERM INVESTMENTS - 3.6%
           Commercial Paper - 2.0%
 2,000,000 AMCORE Financial, Inc.
            5.60%, due January 2, 1997.................      2,000,000
 1,000,000 Houston Industries, Inc.,
            5.70%, due January 2, 1997.................      1,000,000
 1,700,000 Hertz Corporation
            6.35%, due January 3, 1997.................      1,699,700
                                                          ------------
                                                             4,699,700
                                                          ------------
           Variable Demand Notes - 1.6%
  493,760  Johnson Controls, Inc.
            5.36%, due January 2, 1997.................        493,760
 3,227,192  Sara Lee Corporation
            5.32%, due January 2, 1997.................      3,227,192
                                                          ------------
                                                             3,720,952
                                                          ------------

             TOTAL SHORT-TERM INVESTMENTS
              (Cost $8,410,341)........................      8,420,652
                                                          ------------
             TOTAL INVESTMENTS.........................    234,289,876
                                                          ------------
           LIABILITIES, NET OF
             CASH AND RECEIVABLES - (0.7%).............     (1,535,720)
                                                          ------------

             TOTAL NET ASSETS
              (Basis of percentages
                disclosed above).......................   $232,754,156
                                                          ------------
                                                          ------------




* Nondividend paying security
+ This company is affiliated with the Fund as defined in Section 2(a)(2)-(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)



               The accompanying notes to financial statements
                   are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 1996
-------------------------------------------------------------------------

ASSETS:
       Investments in securities at market value (Note 1 (a)) -
         Nonaffiliated issuers (cost $155,859,168) - see accompanying schedule of investments.....   230,071,410
         Affiliated issuers (cost $3,920,032) - see accompanying schedule of investments (Note 5).     4,218,466
       Cash.......................................................................................         1,770
       Receivables --
             Investment securities sold...........................................................       309,721
             Dividends and interest...............................................................       255,401
                                                                                                    ------------
                   Total receivables..............................................................       565,122
                                                                                                    ------------
                   Total assets...................................................................   234,856,768
                                                                                                    ------------
LIABILITIES:
       Payables --
             Management fee (Note 2)..............................................................       145,502
             Dividends payable....................................................................     1,886,899
             Other payables and accrued expenses..................................................        70,211
                                                                                                    ------------
                   Total liabilities..............................................................     2,102,612
                                                                                                    ------------
                   Total net assets...............................................................  $232,754,156
                                                                                                    ------------
                                                                                                    ------------


NET ASSETS CONSIST OF:
       Fund shares issued and outstanding.........................................................  $158,253,791
       Net unrealized appreciation on investments (Note 3)........................................    74,500,365
                                                                                                    ------------
                                                                                                    $232,754,156
                                                                                                    ------------
                                                                                                    ------------


NET ASSET VALUE PER SHARE ($.01 par value, 14,000,000 shares authorized),
  offering price and redemption price ($232,754,156 / 11,221,989 shares outstanding).............         $20.74
                                                                                                          ------



             The accompanying notes to financial statements are
                     an integral part of this statement.

Statement of Operations
For the year ended December 31, 1996
------------------------------------------------------------------------

INCOME:
       Dividends ...................................................................................   $1,113,568
       Interest.....................................................................................      838,383
       Miscellaneous................................................................................        9,786
                                                                                                      -----------
                                                                                                        1,961,737
                                                                                                      -----------

EXPENSES:
       Management fee (Note 2)......................................................................    1,596,133
       Transfer agent fees..........................................................................      108,278
       Registration fees............................................................................       32,789
       Legal fees...................................................................................       29,964
       Audit and tax consulting fees................................................................       21,775
       Custodian fees...............................................................................       13,703
       Postage......................................................................................       13,488
       Printing.....................................................................................        8,280
       Insurance....................................................................................        6,089
       Telephone....................................................................................        3,203
       Directors' fees..............................................................................        1,200
       Other operating expenses....................................................................         2,343
                                                                                                      -----------
                                                                                                        1,837,245
                                                                                                      -----------
             Net investment income..................................................................      124,492
                                                                                                      -----------

NET REALIZED GAINS ON INVESTMENTS (Note 1 (b)):.....................................................   26,204,908
                                                                                                      -----------

NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS .............................................   11,558,045
                                                                                                      -----------

             Net gain on investments...............................................................    37,762,953
                                                                                                      -----------

             Net increase in net assets resulting from operations...................................  $37,887,445
                                                                                                      -----------
                                                                                                      -----------


             The accompanying notes to financial statements are an
                        integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 1996 and 1995
--------------------------------------------------------------------------

                                                                                      1996         1995
                                                                                     ------       ------
OPERATIONS:
     Net investment income......................................................  $    124,492   $   585,213
     Net realized gains on investments (Note 1 (b)).............................    26,204,908    22,569,855
     Net increase in unrealized appreciation on investments.....................    11,558,045    17,738,854
                                                                                  ------------   -----------
     Net increase in net assets resulting from operations.......................    37,887,445    40,893,922
                                                                                  ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income ($0.0124 and $0.0761 per share,
       respectively)............................................................      (124,492)     (585,213)
     Distributions from net realized gains on investments ($2.6151 and $2.9353
       per share, respectively).................................................   (26,204,908)  (22,569,855)
                                                                                  ------------    ----------
          Total distributions...................................................   (26,329,400)  (23,155,068)
                                                                                  ------------    ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (2,847,668 and 912,733 shares, respectively)...    63,721,201    17,514,151
     Net asset value of shares issued in distributions to shareholders
       (1,198,162 and 1,127,739 shares, respectively)...........................    24,442,501    21,562,367

     Cost of shares redeemed (1,645,480 and 1,561,078 shares, respectively).....   (36,536,271)  (29,849,025)
                                                                                  ------------    ----------
         Increase in net assets derived from capital
            share transactions..................................................    51,627,431     9,227,493
                                                                                  ------------    -----------
         Total increase in net assets...........................................    63,185,476    26,966,347
                                                                                  ------------    ----------
NET ASSETS, at the beginning of the year........................................   169,568,680   142,602,333
                                                                                  ------------   -----------
NET ASSETS, at the end of the year..............................................  $232,754,156  $169,568,680
                                                                                  ------------  ------------
                                                                                  ------------  ------------

     The accompanying notes to financial statements are an integral part of these statements.

Historical Record (unaudited)
----------------------------------------------------------------------

                                                          Net Investment                      Dollar      Growth of
                                               Net            Income      Capital Gain       Weighted     An Initial
                                            Asset Value   Distributions   Distributions   Price/Earnings   $10,000
                                             Per Share      Per Share       Per Share        Ratio**     Investment***
                                            -----------   -------------   -------------   -------------- -------------
May 18, 1987 *.............................    $10.00     $    --         $    --             --           $10,000
December 31, 1987 .........................      9.15       .0900              --           13.9 times       9,242
December 31, 1988..........................     11.29       .0969           .2527           14.1            11,762
December 31, 1989..........................     12.49       .1453           .6151           16.3            13,804
December 31, 1990..........................     12.03       .1207           .1213           14.2            13,566
December 31, 1991..........................     16.86       .1228           .2407           21.9            19,429
December 31, 1992..........................     18.77       .0815           .8275           18.8            22,690
December 31, 1993..........................     18.68       .0867          1.6782           20.4            24,738
December 31, 1994..........................     17.09       .1031           .9065           18.3            23,985
December 31, 1995..........................     19.22       .0761          2.9353           25.2            31,223
December 31, 1996..........................     20.74       .0124 (a)      2.6151 (a)       30.7            38,031

    *Date of Initial Public Offering
   **Based on latest 12 months accomplished earnings
  ***Assuming reinvestment of all distributions           (a) Paid December 31, 1996 to shareholders
                                                              of record December 27, 1996.

Range in quarter end price/earnings ratios
   High 32.0          Low 13.3
 June 30, 1996      June 30, 1988

Financial Highlights
(For a share outstanding throughout each year)
----------------------------------------------------------------------

                                                                        Year ended December 31,
                                            ---------------------------------------------------------------------------------
                                             1996    1995     1994     1993     1992     1991    1990    1989    1988    1987**
                                             ----    ----     ----     ----     ----     ----    ----    ----    ----    ----
NET ASSET VALUE, BEGINNING OF YEAR.......   $19.22  $17.09   $18.68   $18.77   $16.86   $12.03   $12.49  $11.29  $ 9.15  $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................      .01     .08      .10      .09      .08      .12      .12     .15     .10     .09
  Net gains or (losses) on securities
     (realized and unrealized)...........     4.14    5.07     (.68)    1.59     2.74     5.07     (.34)   1.82    2.39    (.85)
                                             -----   -----    -----    -----    -----    -----     -----   -----   ----   -----
     Total from investment operations....     4.15    5.15     (.58)    1.68     2.82     5.19     (.22)   1.97    2.49    (.76)
                                             -----   -----    -----    -----    -----    -----     -----   -----   ----   -----


  LESS DISTRIBUTIONS:
  Dividends (from net investment income).     (.01)   (.08)    (.10)   (0.09)    (.08)    (.12)    (.12)   (.15)   (.10)   (.09)
  Distributions (from capital gains).....    (2.62)  (2.94)    (.91)   (1.57)    (.83)    (.24)    (.12)   (.62)   (.25)     --
  Distributions (in excess of book
     realized gains (Note 1 (d)).........       --      --       --    (0.11)      --       --       --      --      --      --
                                             -----   -----    -----    -----    -----    -----     -----   -----   ----   -----

     Total distributions.................    (2.63)  (3.02)   (1.01)   (1.77)    (.91)    (.36)    (.24)   (.77)   (.35)   (.09)
                                             -----   -----    -----    -----    -----    -----     -----   -----   ----   -----

NET ASSET VALUE, END OF YEAR.............   $20.74  $19.22   $17.09   $18.68   $18.77   $16.86   $12.03  $12.49  $11.29  $ 9.15
                                             -----   -----    -----    -----    -----    -----     -----   -----   ----   -----
                                             -----   -----    -----    -----    -----    -----     -----   -----   ----   -----

TOTAL RETURN.............................    21.81%  30.18%   (3.04%)   9.03%   16.78%   43.22%   (1.73%) 17.36%  27.26% (7.58%)


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions).......   $232.8  $169.6   $142.6   $180.8   $190.2    $175.3     $70.9   $57.3   $33.0  $19.3
Ratio of expenses to average net assets..     .86%    .90%     .90%     .88%     .92%      .94%     1.07%   1.12%   1.32%  1.48%*
Ratio of net investment income
  to average net assets..................     .06%    .38%     .52%     .42%     .45%     1.05%     1.10%   1.37%   1.03%  2.21%*
Portfolio turnover rate..................   32.31%  35.77%   16.29%   24.35%   24.44%    12.62%    15.15%  30.65%  30.69%     0%
Average commission rate paid by the
  Fund on portfolio investment
  transactions ***.......................    $0.048  $0.045     --       --       --       --        --       --      --     --

 *  Annualized
**  For the period from May 18, 1987 (date of initial public offering) through December 31,1987.
*** Disclosure of this rate is required by the Securities and Exchange Commission on a prospective basis beginning with the Fund's 1996 fiscal year end.  The Fund has chosen to disclose this rate beginning in fiscal 1995.

                    The accompanying notes to financial statements are an
                            integral part of these statements.



Notes to Financial Statements
December 31, 1996

--------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
    Nicholas Limited Edition, Inc. (the "Fund"): is an open-end, diversified management investment company registered under the Investment Company Act of
1940, as amended. The primary objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. The following is a summary of the significant accounting policies of the Fund.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Variable demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of assets and liabilities, are the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stocks were computed on the basis of specific certificates.

     (c) Provision has not been made for Federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Excess distributions of book realized gains is the result of different accounting treatment for book and tax purposes and should not be treated as a return of capital for income tax reporting. The Fund is required to distribute at least 98 percent of realized gains through October 31 to avoid paying a federal excise tax. The excess distribution in 1993 generally represents losses on the sale of portfolio securities in the months of November and December. The losses were used to offset future gains.

     (e) Dividend income and distribution to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

     (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/16th of 1% (.75 of 1% on an annual basis) of the average net asset value. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of December 31, 1996, based on investment cost for Federal tax purposes is as follows:
          Aggregate gross unrealized
           appreciation on investments ................$84,337,080
          Aggregate gross unrealized
           depreciation on investments ................ (9,836,715)
                                                        ----------
               Net unrealized appreciation ............ $74,500,365
                                                        -----------
                                                        -----------

(4) Investment Transactions --
    For the  year  ended  December  31,  1996,  the cost of  purchases and the
proceeds from  sales  of  investments,  other   than  short-term  obligations,
aggregated $88,211,595 and $65,795,099, respectively.

(5) Transactions with Affiliates --
        Following  is  an  analysis   of  1996  transactions  with "affiliated
companies" as defined by the Investment Company Act of 1940:

                                                                                                       Amount of
                                                                                                        Capital
                                                                                          Amount of       Gain
                                                                                          Dividends    Realized
                                                          Share Activity                  Credited     on Sale
                                                                                          to Income    of Shares
                                             Balance                          Balance     in Fiscal    in Fiscal
               Security Name                12/31/95   Purchases     Sales    12/31/96      1996          1996
               -------------                --------   ---------     -----    --------    ---------    ---------
    Surety Capital Corporation...........     --        432,800       --      432,800          --           --
    Grand Prix Association of Long
      Beach, Inc.........................     --        246,000       --      246,000          --           --



Report of Independent Public Accountants
--------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Limited Edition, Inc.:

     We have audited the accompanying statement of assets and liabilities of NICHOLAS LIMITED EDITION, INC. (a Maryland corporation), including the schedule of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Limited Edition, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 24, 1997.
                         OFFICERS AND DIRECTORS

                           ALBERT O. NICHOLAS
                         President and Director

                           THOMAS J. SAEGER
            Executive Vice President, Secretary and Director

                           MELVIN L. SCHULTZ
                               Director

                           DAVID L. JOHNSON
                       Executive Vice President

                           LYNN S. NICHOLAS
                         Senior Vice President

                           DAVID O. NICHOLAS
                         Senior Vice President

                           CANDACE l. LESAK
                            Vice President

                            JEFFREY T. MAY
                            Vice President

                          JOHN J. O'HARE II
                       Assistant Vice President

                           MARY C. GOSEWEHR
                              Treasurer

                         INVESTMENT ADVISOR

                        NICHOLAS COMPANY, INC.
                             Milwaukee

                     CUSTODIAN AND TRANSFER AGENT

                        FIRSTAR TRUST COMPANY
                        Milwaukee 414/276-0535

                    INDEPENDANT PUBLIC ACCOUNTANTS

                         ARTHUR ANDERSEN LLP
                              Milwaukee

                              COUNSEL

                     MICHAEL, BEST & FRIEDRICH
                             Milwaukee

Member of
100% No-Load (TM)
Mutual Fund Council

 of the This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.